STATE OF NORTH CAROLINA                                       FIRST AMENDMENT
                                                                    TO
COUNTY OF DURHAM                                            EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into effective the 1st day of September, 1999 by and between PHYAMERICA PHYSICIAN SERVICES OF SOUTH FLORIDA, INC., f/k/a Coastal Physician Services of South Florida, Inc. ("the "Employer" or "PhyAmerica"), a Florida corporation, and SHERMAN PODOLSKY, M.D. ("Employee").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, Employer and Employee have previously entered into an employment agreement dated January 1, 1998 (the "Agreement") under which Employee is currently employed by Employer; and

     WHEREAS, Employer and Employee desire to modify the existing terms of employment of Employee to increase his Base Salary;

     NOW, THEREFORE, in consideration of the terms and conditions set forth in this Amendment, the parties hereby agree that the Agreement is hereby modified as follows:

     1. AMENDMENT TO EXHIBIT A. Section 1 of EXHIBIT A, Compensation, attached to the Agreement is hereby amended as of September 1, 1999, to increase the Base Salary of Employee from $240,000 per annum to $300,000 per annum.

     2. This Amendment shall be an amendment and modification to the Agreement and shall become part of the Agreement and employment arrangement between Employee and Employer from and after the date of this Amendment. All capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Any conflict between terms of this Amendment and the Agreement will be resolved in favor of this Amendment. Except as amended herein, all terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                         PHYAMERICA PHYSICIAN SERVICES
                                         OF SOUTH FLORIDA, INC.

                                         By:_____________________________

                                         Its:____________________________

ATTEST:

----------------------
Secretary

[Corporate Seal]

                                         ____________________________(SEAL)
                                         Sherman
                                         Podolsky,
                                         M.D.

NORTH CAROLINA

DURHAM COUNTY

     I,  __________________________________,  a Notary  Public of the  aforesaid
County and State, do hereby certify that _______________________ personally appeared before me this day and acknowledged that (s)he is the ______________ of PHYAMERICA PHYSICIAN SERVICES OF SOUTH FLORIDA, INC., a Florida corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its ___________, and attested by herself/himself as ____________________, and sealed with its common corporate seal.

     Witness my hand and notarial seal this ____ day of _____________, 1999.


                                         ----------------------------
                                                Notary Public

My Commission Expires:

----------------------

NORTH CAROLINA

DURHAM COUNTY

     I, _______________________________, a Notary Public of the aforesaid County and State, do hereby certify that SHERMAN PODOLSKY, M.D. personally appeared before me this day and acknowledged the execution of the foregoing instrument.

     Witness my hand and notarial seal this ____ day of _________, 1999.


                                         ------------------------------
                                                Notary Public

My Commission Expires:

----------------------